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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K/A

                          CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28,
2001

                  PEOPLES FINANCIAL SERVICES CORP.
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      (Exact name of registrant as specified in its charter)

        Pennsylvania              000-23863       23-2391852
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(State or other jurisdiction     (Commission     (IRS Employer
      of incorporation)          File Number)      Ident. No.)

50 Main Street, Hallstead, PA                        18822
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(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (570)879-2175

                               N/A
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(Former name or former address, if changed since last report.)

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Item 4.  Changes in Registrant's Certifying Accountant.

     On March 7, 2001, the Registrant filed a Current Report on
Form 8-K regarding the engagement of the accounting firm of Beard Miller Company LLP as the Registrant's independent accountants, to replace Prociak & Associates, LLC.

    Attached as Exhibit 16 to this amendment to the Registrant's
Form 8-K filed previously is a copy of the letter received from Prociak & Associates, LLC confirming their agreement with the statements made by the Registrant in the Form 8-K filed previously.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

     16  Letter, dated March 6, 2001, of Prociak & Associates,
         LLC re change in certifying accountant.



                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                              PEOPLES FINANCIAL SERVICES CORP.

Dated:  March 9, 2001
                              By  /s/ Debra E. Dissinger
                                  Debra E. Dissinger
                                  Senior Vice President